UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2012

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222-2707
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Senior Note Offering

On November 1, 2012, The PNC Financial Services Group, Inc. (the “Company”) entered into a Securities Purchase and Registration Rights Agreement (the “Agreement”) with Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC (collectively, the “Selling Securityholders”) in connection with the purchase by the Selling Securityholders of $500,100,000 aggregate principal amount of the Company’s Senior Notes due November 9, 2022 (the “Notes”). Under the Agreement, the Selling Securityholders have agreed to purchase the Notes from the Company on or about November 9, 2012 and to pay for the Notes by delivering $500,100,000 aggregate principal amount of the Company’s (as successor to National City Corporation) Junior Subordinated Notes due 2043 that the Selling Securityholders have agreed to purchase from National City Preferred Capital Trust I (the “Trust”) in a remarketing transaction. The Agreement provides that the Selling Securityholders may, by written notice to the Company, offer the Notes to the public in a secondary public offering. Each of the Selling Securityholders delivered a public offer notice to the Company on November 1, 2012.

The offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission on November 2, 2012, to the accompanying prospectus dated September 6, 2012, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-164364) (the “Registration Statement”). The form of the Notes is attached to this Current Report on Form 8-K as Exhibit 4.1. A copy of the legality opinion delivered by George P. Long, III, Chief Governance Counsel and Corporate Secretary of the Company, in connection with the issuance of the Notes is attached hereto as Exhibits 5.1. This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Redemption of Normal APEX

On November 9, 2012, the Company issued a press release announcing that it has notified the Trust that it will redeem all $500,100,000 aggregate liquidation amount (5,001 shares) of the Company’s Non-Cumulative Perpetual Preferred Stock, Series M (“Preferred Stock”), at a redemption price equal to $100,000 per share, on December 10, 2012, the date the Preferred Stock is issued to the Trust pursuant to the settlement of a Stock Purchase Contract Agreement between the Trust and the Company dated as of January 30, 2008.

Additionally, the Trust has notified the holders of the Trust’s 12% Fixed-to-Floating Rate Normal APEX Securities (NYSE:PNC/PRD) (CUSIP 635421 AA8) (the “Normal APEX”) that on December 10, 2012 (the “APEX Redemption Date”) the Trust will redeem all of the $500,000,000 aggregate liquidation amount outstanding of the Normal APEX of the Trust, at a redemption price equal to $1,000 per Normal APEX, plus any accrued and unpaid distributions on the Normal APEX to the APEX Redemption Date, with the proceeds from the redemption by the Company of the Preferred Stock. The Normal APEX have a current distribution rate of 12.0% and a maturity date of December 10, 2043. The Trust will also redeem all of the $100,000 aggregate liquidation amount of Common Securities issued by the Trust and held by the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Gregory H. Kozich
	Name:	Gregory H. Kozich
Date: November 9, 2012	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Securities Purchase and Registration Rights Agreement among The PNC Financial Services Group, Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities, LLC	Filed herewith

4.1	Form of Senior Notes due November 9, 2022	Filed herewith

5.1	Opinion of George P. Long, III	Filed herewith

23.1	Consent of George P. Long, III (included in Exhibit 5.1)	Filed herewith

99.1	Press Release dated November 9, 2012	Filed herewith